UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

AIKIDO PHARMA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AIKI	The Nasdaq Capital Market

Item 5.08. Shareholder Director Nominations.

AIkido Pharma Inc., a Delaware corporation (the “Company”), has established November 17, 2020 as the date of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) and September 24, 2020 as the record date for determining stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting. The 2020 Annual Meeting will be a virtual meeting held via live audio webcast. Because the date of the 2020 Annual Meeting has been changed by more than 30 days from the date of the Company’s 2019 Annual Meeting of Stockholders, stockholders of the Company who wish to nominate a person for election as a director or propose business to be brought before the 2020 Annual Meeting must ensure that written notice of such nomination or proposed business, as the case may be, is received by the Company’s Secretary at AIkido Pharma Inc., One Rockefeller Plaza, New York, New York 10020, on or before the close of business on October 1, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such nomination must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) in order to be eligible for inclusion in the proxy materials for the 2020 Annual Meeting including submission of notice of the nomination by Schedule 14N required pursuant to SEC Rule § 240.14a-18, promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The October 1, 2020 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) promulgated under the Exchange Act. Also, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company’s proxies may exercise discretionary voting authority under proxies that the Company’s Board of Directors solicits to vote in accordance with their best judgment on any such stockholder proposal or nomination. The Company encourages stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIKIDO PHARMA INC.

By:	/s/ Anthony Hayes
Name: Title:	Anthony Hayes Chief Executive Officer

Dated: September 14, 2020

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